Exhibit 99.1

Press Release

Contact:	Paul R. Streiber	FOR RELEASE
	Investor Relations	November 4, 2004
	(214) 303-2702	6:00 AM CT
paul.streiber@radiologix.com

RADIOLOGIX, INC. POSTS STRONG REVENUE GROWTH

IN THIRD QUARTER 2004

Service Fee Revenue Grew 5.1% From Third Quarter 2003; 8.3% From Nine Months 2003

DALLAS, Nov. 4 — Radiologix, Inc. (Amex: RGX), a leading national provider of diagnostic imaging services, today announced financial results for its third quarter and nine months ended September 30, 2004.

Radiologix reported a net loss of $5.4 million, or $0.25 per diluted share for the third quarter 2004, compared to a net loss of $646,000, or $0.03 per diluted share for the third quarter 2003. For the nine months ended September 30, 2004, Radiologix reported a net loss of $10.2 million, or $0.47 per diluted share, compared to a net loss of $5.0 million, or $0.23 per diluted share for the same period last year.

Income from continuing operations, excluding charges and San Antonio operations, was $621,000, or $0.03 per diluted share for the third quarter 2004, compared to a loss of $705,000, or $0.03 loss per diluted share, for the third quarter 2003. Income from continuing operations, excluding charges, a gain on sale of operations, and San Antonio operations, was $1.4 million, or $0.06 per diluted share for the nine months ended September 30, 2004, compared to a loss of $1.2 million, or $0.06 per diluted share, for the nine months ended September 30, 2003.

Other financial results for the third quarter and nine months ended September 30, 2004 included:

•	service fee revenue growth of 5.1% to $64.7 million, compared to $61.5 million for the third quarter 2003,

•	income from continuing operations, excluding charges, of $0, or $0.00 per diluted share, compared to $81,000, or $0.00 per diluted share, for the third quarter 2003,

•	EBITDA from continuing operations, excluding charges, of $10.2 million, or 15.8% of service fee revenue, compared to $10.9 million, or 17.8% of service fee revenue, for the third quarter 2003,

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Radiologix, Inc. Posts Strong Revenue Growth In Third Quarter 2004

November 4, 2004

•	service fee revenue growth of 8.3% to $199.2 million, compared to $183.9 million for the nine months ended September 30, 2003,

•	growth in income from continuing operations, excluding charges and a gain on sale of operations, to $1.8 million, or $0.08 per diluted share, from $1.2 million, or $0.06 per diluted share, for the nine months ended September 30, 2003,

•	EBITDA from continuing operations, excluding charges and a gain on sale of operations, of $34.9 million, or 17.5% of service fee revenue, compared to $35.0 million, or 19.0% of service fee revenue, for the nine months ended September 30, 2003,

•	cash and cash equivalents of $52.5 million at September 30, 2004, compared to $36.8 million at December 31, 2003,

•	net debt (total debt less cash and cash equivalents) at September 30, 2004, was $118.1 million, compared to net debt of $137.3 million at December 31, 2003. Total debt at September 30, 2004 was $170.6 million, compared to total debt of $174.1 million at December 31, 2003, and

•	days sales outstanding (DSOs) of 61 days at September 30, 2004, compared to 63 days at December 31, 2003.

EBITDA, or earning before interest, taxes, depreciation and amortization, including equity in earnings of unconsolidated affiliates and minority interests, is a non-GAAP financial measure that is defined, discussed and reconciled below.

Results from the third quarter and nine months ended September 30, 2004, excluding San Antonio operations, included:

•	service fee revenue growth of 12.4% to $64.9 million, from $57.7 million for the third quarter 2003,

•	growth in income from continuing operations, excluding charges, to $621,000, or $0.03 per diluted share, from a loss of $705,000, or $0.03 loss per diluted share, for the third quarter 2003,

•	EBITDA from continuing operations, excluding charges, of $11.2 million, or 17.2% of service fee revenue, compared to $9.3 million, or 16.1% of service fee revenue, for the third quarter 2003,

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Radiologix, Inc. Posts Strong Revenue Growth In Third Quarter 2004

November 4, 2004

•	service fee revenue growth of 12.2% to $193.3 million, from $172.3 million for the nine months ended September 30, 2003,

•	growth in income from continuing operations, excluding charges, to $1.4 million, or $0.06 per diluted share, from a loss of $1.2 million, or $0.06 loss per diluted share, for the nine months ended September 30, 2003, and

•	EBITDA from continuing operations, excluding charges and a gain on sale of operations, of $33.7 million, or 17.4% of service fee revenue, compared to $29.9 million, or 17.4% of service fee revenue, for the nine months ended September 30, 2003.

“Radiologix is in the midst of a major undertaking to improve operational and financial results, and we accelerated this effort in the third quarter by making and executing critical decisions. These decisions are reflected in the charges and special items recorded in our third quarter as well as our nine month results,” said Marvin S. Cadwell, chairman of the board of directors of Radiologix and interim CEO. “However, in analyzing these results, you will note that Radiologix reported a strong third quarter and nine months this year. Our service fee revenue continues to show solid growth, we continue to generate cash with stable DSOs, and we continue to make tangible strides in rationalizing our operations. We believe we are seeing the results of improving operations in our core markets and disposing of non-core and unprofitable operations.”

Cash Flow

Cash flow from operating activities was $9.8 million for the third quarter 2004, compared to $12.9 million for the third quarter 2003. Cash flow from operating activities was $26.4 million for the nine months ended September 30, 2004, compared to $22.6 million for the nine months ended September 30, 2003.

Discontinued Operations

Radiologix continues to pursue its goal of either improving or disposing of imaging centers that do not meet its strategic or profitability requirements.

During the third quarter 2004, Radiologix sold three Questar imaging centers previously placed in discontinued operations, closed two other unprofitable Questar imaging centers, and closed one unprofitable imaging center in New York State.

Also during the third quarter 2004, Radiologix initiated discussions to sell its 80% joint venture interest in its Questar Tampa operations.

Charges and Costs

During the third quarter 2004, Radiologix recorded the following pre-tax amounts:

•	a $6.5 million impairment to write off the unamortized portion of intangible assets related to the previously announced termination of a medical services agreement with a radiology practice in its Mid-Atlantic market,

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Radiologix, Inc. Posts Strong Revenue Growth In Third Quarter 2004

November 4, 2004

•	an $800,000 impairment to write off long-lived assets related to the previously announced closing of unprofitable three centers in its Mid-Atlantic market,

•	a $300,000 impairment to write off assets damaged from the impact of hurricanes on its Southeastern operations,

•	$405,000 for severance and other related costs related to the resignation in September 2004 of the company’s former president and CEO,

•	$315,000 for a lease termination related to diagnostic equipment no longer in use,

•	$295,000 for costs associated with a litigation settlement, and

•	$200,000 to write off software costs associated with canceling a software contract.

Guidance

Radiologix has assessed the radiology sector of the healthcare industry, the competitive landscape for radiology services, its operations, and its opportunities for growth.

Radiologix believes that it can achieve diluted earnings per share from continuing operations excluding charges and a gain on sale of operations of $0.08 to $0.10 for 2004.

Radiologix currently anticipates capital expenditures for 2004 to range between $40 million and $50 million, and that approximately one-third of this amount would be funded by cash and two-thirds would be funded through lease lines.

Forward looking statements concerning fiscal year 2004 guidance relate to future financial results or business expectations and, therefore, may prove to be inaccurate due to changing or unexpected circumstances. Fiscal year 2004 guidance is made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995. Please read the “Forward-Looking Statements” section below.

CEO Search

The Radiologix Board of Directors retained Korn/Ferry International to assist with the previously discussed search for a chief executive officer for Radiologix. The Board of Directors anticipates that this search could take 90 to 180 days to complete.

GAAP and Non-GAAP Financial Information

This release contains certain financial information not derived in accordance with GAAP, including EBITDA, and EBITDA from continuing operations. Radiologix believes this information is useful to investors and other interested parties. Such information should not be considered as a substitute for any measures calculated in accordance with GAAP, and may not be comparable to other similarly titled measures of other companies. Reconciliation of this information to the most comparable GAAP measures is included in this release.

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Radiologix, Inc. Posts Strong Revenue Growth In Third Quarter 2004

November 4, 2004

Conference Call

In connection with this press release, you are invited to listen to our conference call with Marvin S. Cadwell, chairman and interim CEO, Sami S. Abbasi, executive vice president and COO, and Richard J. Sabolik, senior vice president and CFO, that will be broadcast live over the Internet on Thursday, November 4, 2004, at 8:00 a.m., Central Time / 9:00 a.m. Eastern Time.

You may listen to the call via the Internet by navigating to Radiologix’s Web site (http://www.radiologix.com) and from the “Investor Relations” drop-down menu, click on “Conference Calls & Presentations.”

If you are unable to participate during the live Webcast, the Third Quarter 2004 Results Conference Call will be archived on Radiologix’s Web site (http://www.radiologix.com). To access the replay, from the “Investor Relations” drop-down menu, click on “Conference Calls & Presentations.”

About Radiologix

Radiologix (http://www.radiologix.com) is a leading national provider of diagnostic imaging services, owning and operating multi-modality diagnostic imaging centers that use advanced imaging technologies such as positron emission tomography (“PET”), magnetic resonance imaging (“MRI”), computed tomography (“CT”) and nuclear medicine, as well as x-ray, general radiography, mammography, ultrasound and fluoroscopy. The diagnostic images created, and the radiology reports based on these images, enable more accurate diagnosis and more efficient management of illness for ordering physicians. Radiologix owned or operated 88 diagnostic imaging centers located in 13 states as of September 30, 2004.

Forward-Looking Statements

This press release contains “forward-looking statements” within the meaning of Section 27A of the Securities Act and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Forward-looking statements include words such as “may,” “will,” “would,” “could,” “likely,” “estimate,” “intend,” “plan,” “continue,” “believe,” “expect” or “anticipate” and other similar words, and include all discussions about our acquisition and development plans. We do not guarantee that the events described in this press release will occur as described, or that any positive trends noted in this press release will continue.

These forward-looking statements generally relate to our plans, objectives and expectations for future operations and are based upon management’s reasonable estimates of future results or trends. Although we believe that our plans and objectives reflected in, or suggested by, such forward-looking statements are reasonable, we may not achieve such plans or objectives. You are cautioned not to unduly rely on such forward-looking statements when evaluating the information presented in this press release. You should read this press release completely and with the understanding that actual future results may be materially different from what we expect. We will not update forward-looking statements even though our situation may change in the future.

Specific factors that might cause actual results to differ from our expectations include, but are not limited to:

•	economic, demographic, business and other conditions in our markets;

•	the highly competitive nature of the healthcare business;

•	changes in patient referral patterns;

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Radiologix, Inc. Posts Strong Revenue Growth In Third Quarter 2004

November 4, 2004

•	changes in the rates or methods of third-party reimbursement for diagnostic imaging services;

•	changes in our contracts with radiology practice groups;

•	changes in the number of radiologists operating in our contracted radiology practice groups;

•	the ability to recruit and retain technologists;

•	the availability of additional capital to fund capital expenditure requirements;

•	lawsuits against Radiologix and our contracted radiology practice groups;

•	changes in operating margins, particularly changes due to our managed care contracts and capitated fee arrangements;

•	failure by Radiologix to comply with state and federal anti-kickback and anti-self referral laws or any other applicable healthcare regulations;

•	changes in business strategy and development plans;

•	changes in federal, state or local regulations affecting the healthcare industry;

•	our indebtedness, debt service requirements and liquidity constraints;

•	risks related to our Senior Notes and healthcare securities generally; and

•	interruption of operations due to severe weather or other extraordinary events.

A more comprehensive list of such factors is set forth in the Company’s Annual Report on Form 10-K, as amended, for the year ended December 31, 2003, and our other filings with the Securities and Exchange Commission.

Any forward-looking statement speaks only as of the date on which such statement is made. The information in this press release is as of November 4, 2004. Radiologix undertakes no obligation to update any forward-looking statement or statements to reflect new events or circumstances or future developments.

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Radiologix, Inc. Posts Strong Revenue Growth In Third Quarter 2004

November 4, 2004

Radiologix, Inc.

Consolidated Balance Sheets

(In thousands)

	September 30, 2004	December 31, 2003
	(Unaudited)
ASSETS
CURRENT ASSETS:
Cash and cash equivalents	$52,532	$36,766
Restricted cash	4,820	—
Accounts receivable, net of allowances	56,396	58,746
Due from affiliates	2,386	4,104
Assets held for sale	620	251
Other current assets	7,333	7,571
Total current assets	124,087	107,438
PROPERTY AND EQUIPMENT, net	57,676	62,655
INVESTMENTS IN JOINT VENTURES	8,698	10,665
GOODWILL	3,651	20,110
INTANGIBLE ASSETS, net	58,215	67,917
DEFERRED FINANCING COSTS, net	6,936	8,151
DEFERRED INCOME TAXES	8,647	—
OTHER ASSETS	1,443	2,200
Total assets	$269,353	$279,136
LIABILITIES AND STOCKHOLDERS’ EQUITY
CURRENT LIABILITIES:
Accounts payable and other accrued expenses	$13,399	$11,986
Accrued physician retention	8,785	8,821
Accrued salaries and benefits	7,484	7,788
Accrued interest	4,959	815
Deferred income taxes	3,891	1,797
Current portion of capital lease obligations	314	1,438
Current portion of long-term debt	—	261
Other current liabilities	693	482
Total current liabilities	39,525	33,388
DEFERRED INCOME TAXES	—	4,260
LONG-TERM DEBT, net of current portion	158,270	160,000
CONVERTIBLE DEBT	11,980	11,980
CAPITAL LEASE OBLIGATIONS, net of current portion	—	376
DEFERRED REVENUE	7,005	7,312
OTHER LIABILITIES	900	319
Total liabilities	217,680	217,635

COMMITMENTS AND CONTINGENCIES

MINORITY INTERESTS IN CONSOLIDATED SUBSIDIARIES	979	817
STOCKHOLDERS’ EQUITY:
Common stock	2	2
Treasury stock	(180)	(180)
Additional paid-in capital	14,155	13,942
Retained earnings	36,717	46,920
Total stockholders’ equity	50,694	60,684
Total liabilities and stockholders’ equity	$269,353	$279,136

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Radiologix, Inc. Posts Strong Revenue Growth In Third Quarter 2004

November 4, 2004

Radiologix, Inc.

Consolidated Statements of Operations

(In thousands, except per share data)

	For the Three Months Ended September 30,		For the Nine Months Ended September 30,
	2004	2003	2004	2003
SERVICE FEE REVENUE	$64,669	$61,508	$199,224	$183,913
COSTS OF OPERATIONS:
Cost of services	40,819	37,863	123,111	112,489
Equipment lease	4,576	4,318	14,005	13,030
Provision for doubtful accounts	5,462	5,272	16,637	15,730
Depreciation and amortization	5,914	6,418	18,905	19,450
Gross profit	7,898	7,637	26,566	23,214

SEVERANCE AND OTHER RELATED COSTS	405	—	405	1,280
CORPORATE GENERAL AND ADMINISTRATIVE	5,179	3,560	13,075	10,576
IMPAIRMENT OF GOODWILL, INTANGIBLE AND LONG-LIVED ASSETS	7,612	—	19,317	—
GAIN ON SALE OF OPERATIONS	—	—	(4,669)	—
INTEREST EXPENSE, NET	4,214	4,389	12,858	13,510

LOSS BEFORE EQUITY IN EARNINGS OF
UNCONSOLIDATED AFFILIATES, MINORITY
INTERESTS IN CONSOLIDATED SUBSIDIARIES,
INCOME TAXES AND DISCONTINUED OPERATIONS	(9,512)	(312)	(14,420)	(2,152)

Equity In Earnings of Unconsolidated Affiliates	983	647	2,336	3,159
Minority Interests In Income of Consolidated Subsidiaries	(195)	(200)	(639)	(730)

INCOME (LOSS) BEFORE INCOME TAXES AND DISCONTINUED OPERATIONS	(8,724)	135	(12,723)	277
Income Tax Expense (Benefit)	(3,428)	54	(5,308)	111

INCOME (LOSS) FROM CONTINUING OPERATIONS	(5,296)	81	(7,415)	166
Discontinued Operations:
Loss from discontinued operations before income taxes	(150)	(1,211)	(4,646)	(8,577)
Income tax benefit	(60)	(484)	(1,858)	(3,431)
Loss from discontinued operations	(90)	(727)	(2,788)	(5,146)

NET LOSS	$(5,386)	$(646)	$(10,203)	$(4,980)

INCOME (LOSS) PER COMMON SHARE
Income (loss) from continuing operations—basic	$(0.24)	$0.00	$(0.34)	$0.01
Income (loss) from discontinued operations—basic	(0.01)	(0.03)	(0.13)	(0.24)
Net income (loss)—basic	$(0.25)	$(0.03)	$(0.47)	$(0.23)
Income (loss) from continuing operations—diluted	$(0.24)	$0.00	$(0.34)	$0.01
Income (loss) from discontinued operations—diluted	(0.01)	(0.03)	(0.13)	(0.24)
Net income (loss)—diluted	$(0.25)	$(0.03)	$(0.47)	$(0.23)

WEIGHTED AVERAGE SHARES OUTSTANDING
Basic	21,805,607	21,741,317	21,780,557	21,710,702
Diluted	21,805,607	22,223,909	21,780,557	21,906,781

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Radiologix, Inc. Posts Strong Revenue Growth In Third Quarter 2004

November 4, 2004

Radiologix, Inc.

Reconciliation of Non-GAAP Financial Information

(In thousands, except per share data)

	For the Three Months Ended September 30,		For the Nine Months Ended September 30,
	2004	2003	2004	2003
Service fee revenue	$64,669	$61,508	$199,224	$183,913
Income (loss) from continuing operations	(5,296)	81	(7,415)	166
Less: Income tax expense (benefit)	(3,428)	54	(5,308)	111
Add: Interest expense, net	4,214	4,389	12,858	13,510
Add: Depreciation and amortization	5,914	6,418	18,905	19,450
EBITDA from continuing operations	1,404	10,942	19,040	33,237
Add: Severance and other related costs	405	—	405	1,280
Add: Imp. of goodwill, intangible and long-lived assets	7,612	—	19,317	—
Add: Litigation settlement	295	—	295	500
Add: Charges related to contract cancellations	515	—	515	—
Less: Gain on sale of operations	—	—	(4,669)	—
EBITDA from continuing operations excluding charges	$10,231	$10,942	$34,903	$35,017
EBITDA from continuing operations excluding charges as a percent of service fee revenue	15.8%	17.8%	17.5%	19.0%

EBITDA

EBITDA (earnings before interest, taxes, depreciation and amortization, including equity in earnings of unconsolidated affiliates and minority interests) and EBITDA from continuing operations are non-GAAP financial measures used as analytical indicators by Radiologix management and the healthcare industry to assess business performance. They also serve as measures of leverage capacity and ability to service debt.

EBITDA and EBITDA from continuing operations should not be considered measures of financial performance under GAAP, and the items excluded from EBITDA and EBITDA from continuing operations should not be considered in isolation or as an alternative to net income, cash flows generated by operating, investing, or financing activities or other financial statement data presented in the consolidated financial statements as an indicator of financial performance or liquidity.

As EBITDA and EBITDA from continuing operations are not measurements determined in accordance with GAAP and are therefore susceptible to varying methods of calculation, these metrics, as presented, may not be comparable to other similarly titled measures of other companies.

	For the Three Months Ended September 30,		For the Nine Months Ended September 30,
	2004	2003	2004	2003
Net Income (loss)	$(5,386)	$(646)	$(10,203)	$(4,980)
Less: Income tax benefit from discontinued ops.	60	484	1,858	3,431
Add: Loss from discontinued operations	150	1,211	4,646	8,577
Income (loss) from continuing operations	(5,296)	81	(7,415)	166
Add: Severance and other related costs(1)	243	—	243	768
Add: Imp. of goodwill and long-lived assets(1)	4,567	—	11,590	—
Add: Litigation settlement(1)	177	—	177	300
Add: Charges related to contract cancellations(1)	309	—	309	—
Add: Gain on sale of operations(1)	—	—	(3,081)	—
Income from continuing operations excluding charges and gain	—	81	1,823	1,234
Fully diluted shares outstanding	21,806	22,224	21,781	21,907
Income from continuing operations excluding charges and gain per share – diluted	$0.00	$0.00	$0.08	$0.06

(1)	Net of taxes

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Radiologix, Inc. Posts Strong Revenue Growth In Third Quarter 2004

November 4, 2004

Radiologix, Inc.

Reconciliation of Non-GAAP Financial Information, Excluding San Antonio Operations

(In thousands, except per share data)

	For the Three Months Ended September 30,		For the Nine Months Ended September 30,
	2004	2003	2004	2003
Service fee revenue	$64,907	$57,731	$193,342	$172,310
Loss from continuing operations	(4,675)	(705)	(7,826)	(2,291)
Less: Income tax benefit	(3,108)	(350)	(5,520)	(1,154)
Add: Interest expense, net	4,214	4,303	12,743	13,225
Add: Depreciation and amortization	5,914	6,062	18,395	18,381
EBITDA from continuing operations	2,345	9,310	17,791	28,161
Add: Severance and other related costs	405	—	405	1,280
Add: Imp. of goodwill, intangible and long-lived assets	7,612	—	19,317	—
Add: Litigation settlement	295	—	295	500
Add: Charges related to contract cancellations	515	—	515	—
Less: Gain on sale of operations	—	—	(4,669)	—
EBITDA from continuing operations excluding charges	$11,172	$9,310	$33,655	$29,941
EBITDA from continuing operations excluding charges as a percent of service fee revenue	17.2%	16.1%	17.4%	17.4%

	For the Three Months Ended September 30,		For the Nine Months Ended September 30,
	2004	2003	2004	2003
Net Income (loss)	$(4,765)	$(1,432)	$(10,614)	$(7,437)
Less: Income tax benefit from discontinued ops.	60	484	1,858	3,431
Add: Loss from discontinued operations	150	1,211	4,646	8,577
Loss from continuing operations	(4,675)	(705)	(7,826)	(2,291)
Add: Severance and other related costs(1)	243	—	243	768
Add: Imp. of goodwill and long-lived assets(1)	4,567	—	11,590	—
Add: Litigation settlement(1)	177	—	177	300
Add: Charges related to contract cancellations(1)	309	—	309	—
Less: Gain on sale of operations(1)	—	—	(3,081)	—
Income (loss) from continuing operations excluding charges and gain	$621	$(705)	$1,412	(1,223)
Fully diluted shares outstanding	21,806	22,224	21,781	21,907
Income (loss) from continuing operations excluding charges and gain per share – diluted	$0.03	$(0.03)	$0.06	$(0.06)

(1)	Net of taxes

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Radiologix, Inc. Posts Strong Revenue Growth In Third Quarter 2004

November 4, 2004

Radiologix, Inc.

Reconciliation of Financial Information, Excluding San Antonio Operations

(In thousands, except per share data)

	For the Three Months Ended September 30, 2004
	Radiologix	San Antonio Operations	Radiologix Excluding San Antonio Operations	Percent of Revenue
SERVICE FEE REVENUE	$64,669	$(238)	$64,907	100%
COSTS OF OPERATIONS:
Cost of services	40,819	496	40,323	62.1
Equipment lease	4,576	—	4,576	7.1
Provision for doubtful accounts	5,462	207	5,255	8.1
Depreciation and amortization	5,914	—	5,914	9.1
Gross profit	7,898	(941)	8,839	13.6

SEVERANCE AND OTHER RELATED COSTS	405	—	405	0.6
CORPORATE GENERAL AND ADMINISTRATIVE	5,179	—	5,179	8.0
IMPAIRMENT OF GOODWILL, INTANGIBLE AND LONG-LIVED ASSETS	7,612	—	7,612	11.7
INTEREST EXPENSE, NET	4,214	—	4,214	6.5

LOSS BEFORE EQUITY IN EARNINGS OF UNCONSOLIDATED AFFILIATES, MINORITY INTERESTS IN CONSOLIDATED SUBSIDIARIES, INCOME TAXES AND DISCONTINUED OPERATIONS	(9,512)	(941)	(8,571)	(13.2)

Equity In Earnings of Unconsolidated Affiliates	983	—	983	1.5
Minority Interests In Income of Consolidated Subsidiaries	(195)	—	(195)	(0.3)

INCOME (LOSS) BEFORE INCOME TAXES AND DISCONTINUED OPERATIONS	(8,724)	(941)	(7,783)	(12.0)
Income Tax Expense (Benefit)	(3,428)	(320)	(3,108)	(4.8)

INCOME (LOSS) FROM CONTINUING OPERATIONS	(5,296)	(621)	(4,675)	(7.2)
Discontinued Operations:
Loss from discontinued operations before income taxes	(150)	—	(150)	(0.2)
Income tax benefit	(60)	—	(60)	(0.1)
Loss from discontinued operations	(90)	—	(90)	(0.1)

NET LOSS	$(5,386)	$(621)	$(4,765)	(7.3)

INCOME (LOSS) PER COMMON SHARE
Income (loss) from continuing operations—basic	$(0.24)	$(0.03)	$(0.21)
Income (loss) from discontinued operations—basic	(0.01)	—	(0.01)
Net income (loss)—basic	$(0.25)	$(0.03)	$(0.22)
Income (loss) from continuing operations—diluted	$(0.24)	$(0.03)	$(0.21)
Income (loss) from discontinued operations—diluted	(0.01)	—	(0.01)
Net income (loss)—diluted	$(0.25)	$(0.03)	$(0.22)

WEIGHTED AVERAGE SHARES OUTSTANDING
Basic	21,805,607	21,805,607	21,805,607
Diluted	21,805,607	21,805,607	21,805,607

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Radiologix, Inc. Posts Strong Revenue Growth In Third Quarter 2004

November 4, 2004

Radiologix, Inc.

Reconciliation of Financial Information, Excluding San Antonio Operations

(In thousands, except per share data)

	For the Three Months Ended September 30, 2003
	Radiologix	San Antonio Operations	Radiologix Excluding San Antonio Operations	Percent of Revenue
SERVICE FEE REVENUE	$61,508	$3,777	$57,731	100%
COSTS OF OPERATIONS:
Cost of services	37,863	1,319	36,544	63.3
Equipment lease	4,318	4	4,314	7.5
Provision for doubtful accounts	5,272	567	4,705	8.1
Depreciation and amortization	6,418	356	6,062	10.5
Gross profit	7,637	1,531	6,106	10.6

SEVERANCE AND OTHER RELATED COSTS	—	—	—	—
CORPORATE GENERAL AND ADMINISTRATIVE	3,560	—	3,560	6.2
IMPAIRMENT OF GOODWILL, INTANGIBLE AND LONG-LIVED ASSETS	—	—	—	—
INTEREST EXPENSE, NET	4,389	86	4,303	7.5

LOSS BEFORE EQUITY IN EARNINGS OF UNCONSOLIDATED AFFILIATES, MINORITY INTERESTS IN CONSOLIDATED SUBSIDIARIES, INCOME TAXES AND DISCONTINUED OPERATIONS	(312)	1,445	(1,757)	(3.0)

Equity In Earnings of Unconsolidated Affiliates	647	(211)	858	1.5
Minority Interests In Income of Consolidated Subsidiaries	(200)	(44)	(156)	(0.3)

INCOME (LOSS) BEFORE INCOME TAXES AND DISCONTINUED OPERATIONS	135	1,190	(1,055)	(1.8)
Income Tax Expense (Benefit)	54	404	(350)	(0.6)

INCOME (LOSS) FROM CONTINUING OPERATIONS	81	786	(705)	(1.2)
Discontinued Operations:
Loss from discontinued operations before income taxes	(1,211)	—	(1,211)	(2.1)
Income tax benefit	(484)	—	(484)	(0.8)
Loss from discontinued operations	(727)	—	(727)	(1.3)

NET LOSS	$(646)	$786	$(1,432)	(2.5)

INCOME (LOSS) PER COMMON SHARE
Income (loss) from continuing operations—basic	$—	$0.03	$(0.03)
Income (loss) from discontinued operations—basic	(0.03)	—	—
Net income (loss)—basic	$(0.03)	$0.03	$(0.06)
Income (loss) from continuing operations—diluted	$—	$0.03	$(0.03)
Income (loss) from discontinued operations—diluted	(0.03)	—	—
Net income (loss)—diluted	$(0.03)	$0.03	$(0.06)

WEIGHTED AVERAGE SHARES OUTSTANDING
Basic	21,741,317	21,741,317	21,741,317
Diluted	22,223,909	22,223,909	22,223,909

- more -

Radiologix, Inc. Posts Strong Revenue Growth In Third Quarter 2004

November 4, 2004

Radiologix, Inc.

Reconciliation of Financial Information, Excluding San Antonio Operations

(In thousands, except per share data)

	For the Nine Months Ended September 30, 2004
	Radiologix	San Antonio Operations	Radiologix Excluding San Antonio Operations	Percent of Revenue
SERVICE FEE REVENUE	$199,224	$5,882	$193,342	100%
COSTS OF OPERATIONS:
Cost of services	123,111	3,443	119,668	61.9
Equipment lease	14,005	5	14,000	7.2
Provision for doubtful accounts	16,637	1,171	15,466	8.0
Depreciation and amortization	18,905	510	18,395	9.5
Gross profit	26,566	753	25,813	13.4

SEVERANCE AND OTHER RELATED COSTS	405	—	405	0.2
CORPORATE GENERAL AND ADMINISTRATIVE	13,075	—	13,075	6.8
IMPAIRMENT OF GOODWILL, INTANGIBLE AND LONG-LIVED ASSETS	19,317	—	19,317	10.0
GAIN ON SALE OF OPERATIONS	(4,669)	—	(4,669)	(2.4)
INTEREST EXPENSE, NET	12,858	115	12,743	6.6

LOSS BEFORE EQUITY IN EARNINGS OF UNCONSOLIDATED AFFILIATES, MINORITY INTERESTS IN CONSOLIDATED SUBSIDIARIES, INCOME TAXES AND DISCONTINUED OPERATIONS	(14,420)	638	(15,058)	(7.8)

Equity In Earnings of Unconsolidated Affiliates	2,336	114	2,222	1.1
Minority Interests In Income of Consolidated Subsidiaries	(639)	(129)	(510)	(0.3)

INCOME (LOSS) BEFORE INCOME TAXES AND DISCONTINUED OPERATIONS	(12,723)	623	(13,346)	(6.9)
Income Tax Expense (Benefit)	(5,308)	212	(5,520)	(2.9)

INCOME (LOSS) FROM CONTINUING OPERATIONS	(7,415)	411	(7,826)	(4.0)
Discontinued Operations:
Loss from discontinued operations before income taxes	(4,646)	—	(4,646)	(2.4)
Income tax benefit	(1,858)	—	(1,858)	(1.0)
Loss from discontinued operations	(2,788)	—	(2,788)	(1.4)

NET LOSS	$(10,203)	$411	$(10,614)	(5.5)

INCOME (LOSS) PER COMMON SHARE
Income (loss) from continuing operations—basic	$(0.34)	$0.02	$(0.36)
Income (loss) from discontinued operations—basic	(0.13)	—	(0.13)
Net income (loss)—basic	$(0.47)	$0.02	$(0.49)
Income (loss) from continuing operations—diluted	$(0.34)	$0.02	$(0.36)
Income (loss) from discontinued operations—diluted	(0.13)	—	(0.13)
Net income (loss)—diluted	$(0.47)	$0.02	$(0.49)

WEIGHTED AVERAGE SHARES OUTSTANDING
Basic	21,780,557	21,780,557	21,780,557
Diluted	21,780,557	21,780,557	21,780,557

- more -

Radiologix, Inc. Posts Strong Revenue Growth In Third Quarter 2004

November 4, 2004

Radiologix, Inc.

Reconciliation of Financial Information, Excluding San Antonio Operations

(In thousands, except per share data)

	For the Nine Months Ended September 30, 2003
	Radiologix	San Antonio Operations	Radiologix Excluding San Antonio Operations	Percent of Revenue
SERVICE FEE REVENUE	$183,913	$11,603	$172,310	100%
COSTS OF OPERATIONS:
Cost of services	112,489	4,875	107,614	62.5
Equipment lease	13,030	11	13,019	7.6
Provision for doubtful accounts	15,730	1,694	14,036	8.1
Depreciation and amortization	19,450	1,069	18,381	10.7
Gross profit	23,214	3,954	19,260	11.2

SEVERANCE AND OTHER RELATED COSTS	1,280	—	1,280	0.7
CORPORATE GENERAL AND ADMINISTRATIVE	10,576	—	10,576	6.1
IMPAIRMENT OF GOODWILL, INTANGIBLE AND LONG-LIVED ASSETS	—	—	—	—
INTEREST EXPENSE, NET	13,510	285	13,225	7.7

LOSS BEFORE EQUITY IN EARNINGS OF UNCONSOLIDATED AFFILIATES, MINORITY INTERESTS IN CONSOLIDATED SUBSIDIARIES, INCOME TAXES AND DISCONTINUED OPERATIONS	(2,152)	3,669	(5,821)	(3.4)

Equity In Earnings of Unconsolidated Affiliates	3,159	293	2,866	1.7
Minority Interests In Income of Consolidated Subsidiaries	(730)	(240)	(490)	(0.3)

INCOME (LOSS) BEFORE INCOME TAXES AND DISCONTINUED OPERATIONS	277	3,722	(3,445)	(2.0)
Income Tax Expense (Benefit)	111	1,265	(1,154)	(0.7)

INCOME (LOSS) FROM CONTINUING OPERATIONS	166	2,457	(2,291)	(1.3)
Discontinued Operations:
Loss from discontinued operations before income taxes	(8,577)	—	(8,577)	(5.0)
Income tax benefit	(3,431)	—	(3,431)	(2.0)
Loss from discontinued operations	(5,146)	—	(5,146)	(3.0)
NET LOSS	$(4,980)	$2,457	$(7,437)	(4.3)

INCOME (LOSS) PER COMMON SHARE
Income (loss) from continuing operations—basic	$0.01	$0.11	$(0.10)
Income (loss) from discontinued operations—basic	(0.24)	—	(0.24)
Net income (loss)—basic	$(0.23)	$0.11	$(0.34)
Income (loss) from continuing operations—diluted	$0.01	$0.11	$(0.10)
Income (loss) from discontinued operations—diluted	(0.24)	—	(0.24)
Net income (loss)—diluted	$(0.23)	$0.11	$(0.34)

WEIGHTED AVERAGE SHARES OUTSTANDING
Basic	21,710,702	21,710,702	21,710,702
Diluted	21,906,781	21,906,781	21,906,781

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